                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                    AMENDMENT

                                       TO

                      INTERNATIONAL DISTRIBUTION AGREEMENT

     This Amendment to International Distribution Agreement is made as of the 26th day of February, 1999, between Urologix, Inc., a corporation organized and existing under the laws of the State of Minnesota ("Urologix") and Boston Scientific Corporation, a corporation organized and existing under the laws of Delaware ("BSC").

                                   BACKGROUND

     By an agreement dated June 26, 1996 (the "Agreement"), Urologix granted BSC the rights and responsibilities of an exclusive distributor of the Products of Urologix in all areas of the world except the United States and Japan.

     Urologix and BSC now desire that Urologix aid BSC in developing the market for the Products in Europe and certain other areas of the world for a particular period of time.

     The parties desire that through its efforts, Urologix will solicit the sale of certain Products previously purchased by BSC (the "Beek Products"). BSC will pay Urologix a certain amount to enable Urologix to pay all or a portion of its expenses in conjunction with this effort, and the revenues derived from the customers who purchase these Products will, in most situations, be received and retained by BSC.

                       [CONFIDENTIAL TREATMENT REQUESTED]

                              TERMS AND CONDITIONS

     NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. Market Development Amount. BSC will pay an amount ("the Market Development Amount") to Urologix to enable Urologix to perform market development activities for the Products primarily in Europe, Eastern Europe, and the Middle East, and, upon consultation with BSC, in certain other areas of the world offering significant near-term market potential as determined by Urologix in its reasonable business judgment. The Market Development Amount for the period from January 1, 1999 through December 31, 1999 (the "First Amendment Period") shall be equal to U.S. [Confidential Treatment Requested]. The Market

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

Development Amount for the period from January 1, 2000 through June 30, 2001 (the "Second Amendment Period"), if any, will be as mutually agreed upon by Urologix and BSC. In addition, BSC will pay Urologix [Confidential Treatment Requested] upon execution of the Amendment as the Market Development Amount for Urologix's market development services from October 1, 1998 through December 31, 1998 (the "Prior Period"). The Market Development Amounts shall be used only for marketing activities contemplated by Urologix' current budget for the expenditure of the Market Development Amount for the First Amendment Period as set forth in Exhibit II (the "Plan"), which Plan may be modified by Urologix after consultation with BSC in accordance with Section 8 hereof from time to time in its reasonable business judgment.

          1.1. The Market Development Amount for the First Amendment Period will be paid in quarterly installments on the dates and in the amounts set forth on Exhibit III by wire transfer to the account designated by Urologix for that purpose; provided that in the event that (i) Urologix fails to achieve any periodic milestone set forth in Section 6 hereof by the end of the quarter for which such milestone is required to be achieved, and (ii) Urologix does not achieve the quarterly sales revenue target for sales of Beek Products set forth in Exhibit IV for such quarter, BSC may, by written notice given to Urologix within thirty (30) days after the end of such quarter, elect to terminate this Amendment and the Agreement.

          1.2. Beginning with the First Amendment Period, Urologix will not be expected or obligated to fund any of these market development activities not covered by the Market Development Amount from its own resources but may do so if it so chooses.

          1.3. If the sales of Beek Products solicited by Urologix generate more than [Confidential Treatment Requested] in net revenue for BSC during the First Amendment Period or during the Second Amendment Period (or both), and Urologix achieves the minimum [Confidential Treatment Requested] aggregate gross margin target referred to in Section 4.1 during that period, BSC will pay Urologix, as an additional Market Development Amount, an amount equal to [Confidential Treatment Requested] of the amount by which the net revenues for such period exceed [Confidential Treatment Requested]. Such additional Market Development Amount, if any, will be paid by BSC within thirty (30) days after the end of the period to which it relates and shall be used for market development purposes.

     2. Marketing. Urologix will use reasonable commercial efforts within the constraints of the Market Development Amount received from BSC to solicit the sale of Beek Products during the term of this Amendment. Urologix will not, during the term of this Amendment, make any sales of Products in the Territory other than sales of Beek Products, unless BSC does not

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

have sufficient quantities after request therefor to BSC available to timely ship the Product involved to customers solicited by Urologix. Set forth on
Exhibit I is a description of (i) all Control Units and Procedure Kits which BSC currently holds in inventory at its warehouse in Beek, Netherlands, and [Confidential Treatment Requested] together with its location and current book value.

     3. Term of Amendment. This Amendment will be effective from October 1, 1998, through December 31, 1999. During the First Amendment Period, the parties will discuss their satisfaction with this arrangement and determine whether they mutually wish to extend the term of this Amendment for a portion or all of the Second Amendment Period , and if so, the terms of that extension. Neither party will be obligated to extend the term of this Amendment to include a portion or all of the Second Amendment Period unless all of the terms of any such extension are acceptable to that party in its sole discretion. If the term of this Amendment is not extended after December 31, 1999, the rights and obligations of BSC and Urologix thereafter under this Amendment and the Agreement will be as set forth in Section 13.

     4. Procedure. The Beek Products sold by Urologix during the term of this Amendment will be sold in accordance with following procedures:

          4.1. Price. Urologix will determine the price at which the Beek Products are sold. BSC will provide Urologix monthly with the actual book value of all Control Units and Procedure Kits. Except with respect to the sale of Products described in Section 4.5 hereof, Urologix will seek an average gross margin of not less than [Confidential Treatment Requested], in the aggregate, with respect to all Beek Products sold by Urologix during the First Amendment Period. There are no assurances that Urologix will achieve such a gross margin, and Urologix will not be penalized in any manner if it does not achieve such a gross margin. For this purpose, gross margin is defined as the difference between the actual sales price of the Control Unit sold less (a) in the case of Control Units in the field as demonstration, clinical, or seeding units, BSC's transfer price from Urologix or (b) in the case of Control Units held by BSC in inventory, BSC's transfer price from Urologix, unless otherwise agreed by BSC and Urologix, for each such unit. BSC shall receive and retain the entire price at which the Beek Products are sold.

          4.2. Regular Purchase Orders. Urologix will inform BSC of all purchase orders received with respect to Products within three business days of receipt thereof. Within three days after being so informed by Urologix, BSC may accept any such purchase order in accordance with its terms. If BSC so accepts such a purchase order, BSC will be responsible for the proper and timely shipment of the Products involved to, and the invoicing of, that customer and for the collection of all amounts due BSC from any such

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

     sale.

          4.3. Special Purchase Orders. If BSC does not accept any purchase order in accordance with the procedure described in Section 4.2, BSC will be deemed to have allowed Urologix the opportunity, at its option, to itself complete that sale under an arrangement whereby Urologix will: (i) take possession and title of those Products F.O.B. Beek and pay all shipping costs for the Products involved; (ii) [Confidential Treatment Requested]; and (iii) be responsible for the collection of all amounts due from the customer under that purchase order and retain for itself all amounts so collected. If Urologix elects to so proceed with the transaction involved, BSC will promptly ship the Products involved to that customer on behalf of Urologix in accordance with Urologix= instructions and warrant to Urologix that the Product functions in accordance with original Product specifications at the time of installation if properly installed. All amounts paid by Urologix to BSC under this Section 4.3 will be considered revenue to BSC for purposes of Sections 1.1 and 1.3.

          4.4. Demonstration Units; Clinical Units; Seeding Units. BSC has placed [Confidential Treatment Requested] Control Units for demonstration, clinical, seeding, and other non-revenue purposes. Urologix may not place any additional Control Units from the Beek Products for any such purposes without the written consent of BSC. Urologix may solicit the sale of up to [Confidential Treatment Requested] of these [Confidential Treatment Requested] Control Units as used equipment at special prices if it has an opportunity to do so, subject to Section 4.1 hereof.

          4.5. Demonstration Catheters. Urologix may provide Procedure Kits from the Beek Products to third parties without charge. Any such Procedure Kits will be deemed to have been sold by Urologix for [Confidential Treatment Requested], which amounts shall be remitted by Urologix to BSC in accordance with the terms hereof. Such deemed sales of Procedure Kits shall not be included in the calculation of aggregate gross margin set forth in
     Section 4.1 hereof.

          4.6. Congresses and Trade Shows. Urologix may display the Products at congresses and trade shows in Europe and certain other areas of the world. If Urologix prefers to display the Products at a BSC booth at any of those congresses or trade shows, Urologix may do so on terms to be coordinated between Urologix and BSC with reasonable lead time and planning.

          4.7. Personnel. Urologix will offer a market development position for the German speaking countries to an employee of BSC who was involved in the sale of the

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

     Products in Europe on behalf of BSC.

          4.8. Inventory. BSC may purchase from Urologix from time to time, such additional units of any of the Products as may be necessary to enable BSC to fill orders for the sale of the Products on a timely basis. BSC shall pay Urologix [Confidential Treatment Requested] for each such Procedure Kit and [Confidential Treatment Requested] for each such Control Unit, unless otherwise agreed by BSC and Urologix.

     5. Reports. Each party will provide the other party with the reports described below:

          5.1. By Urologix to BSC. By the 25th day of each calendar quarter, Urologix will provide to BSC (a) a quarterly report which describes the aggregate amount of all expenses paid from the Market Development Amount during the preceding quarter, and year to date, in each of the expense categories described on Exhibit V and (b) a quarterly report of all sales and placements of Beek Products during the preceding calendar quarter and related transfer prices.

          5.2. By BSC to Urologix. By the 25th day of each calendar quarter, BSC will provide a quarterly report which contains the following information for the preceding quarter and year to date: BSC's inventory of Control Units and of Procedure Kits, the book value of the Control Units which remain in the field as demonstration, clinical or seeding units, BSC's gross revenue from the sale of Control Units and from the sale of Procedure Kits under this Amendment, BSC's average gross margin with respect to the sale of Control Units under this Amendment and the number of Control Units installed by BSC.

     6. Other Efforts: Within the constraints of the Market Development Amount and Urologix= reasonable commercial efforts as to the appropriate priorities with respect to the use of the Market Development Amount to develop the market for the Products in Europe all as reflected in the Plan, Urologix will endeavor to achieve the following:

          6.1. Clinical Research Activities: Initiate and conduct clinical studies, after consultation with BSC in accordance with Section 8, with respect to Products in the following countries in accordance with the following timetables:

                       [Confidential Treatment Requested]

          6.2. Training and Education:

               (a)  [Confidential Treatment Requested]

               (b)  [Confidential Treatment Requested]

          6.3. Key Opinion Leaders:

               (a)  [Confidential Treatment Requested]

               (b)  [Confidential Treatment Requested]

     7. Independent Distribution Agreements. Even though BSC currently has exclusive distribution rights in the Territory, Urologix may enter into distributor agreements directly between Urologix and the distributor involved in any country in the Territory as part of its market development activities under this Amendment. Urologix expenses in establishing these relationships will be paid from the Market Development Amount. Those agreements may be for terms which exceed the term of this Amendment or the Agreement, provided such agreements do not have terms in excess of twelve (12) months or are terminable on six (6) months notice.

          7.1. New Distributors. When Urologix has entered into such a distributor agreement, it will so advise BSC in writing. Within five business days after BSC receives that notice, BSC will advise Urologix as to whether it wishes to deal with any such distributor (a "New Distributor") as a Regular Distributor or Special Distributor, as both of those relationships are defined below. If BSC does not so notify Urologix within that period, any such New Distributor will be deemed to be a Special Distributor.

          7.2. Regular Distributors. If BSC designates the New Distributor as a Regular Distributor, then BSC will accept all purchase orders received from that New Distributor in accordance with their terms; will be responsible for the proper and timely shipment of all Products to that New Distributor, and will be responsible for all invoicing and collection with respect to all purchase orders from that New Distributor.

          7.3. Special Distributors. If BSC designates, or is deemed to have designated, a New Distributor as a Special Distributor, then BSC will sell to Urologix, on the following terms, all Products which Urologix desires to resell to the Special Distributor: (i) Urologix will take possession of those Products F.O.B. Beek and pay all shipping costs for the Products involved; (ii) Urologix will

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

     pay BSC, within 90 days of shipment [Confidential Treatment Requested], unless otherwise agreed by BSC and Urologix; (iii) Urologix will be responsible for the collection of all amounts from the Special Distributor and will retain for itself all amounts so collected; and (iv) BSC will promptly ship the Products involved to Special Distributors on behalf of Urologix in accordance with Urologix instructions and warrant to Urologix that the Product functions in accordance with original Product specifications at the time of installation if properly installed. All amounts paid by Urologix to BSC under this Section 7.3 will be considered revenue to BSC for purposes of Section 1.1 and Section 1.3.

     8. Reporting Relationship. Rob ten Hoedt of Urologix will report quarterly on the progress of the market development effort to Paul LaViolette and Michael Darnaud of BSC, and will have regular contact on an operational matters with Dean Gray of BSC in Natick. The foregoing persons or their representatives will attend quarterly management meetings to review the progress of the arrangements contemplated by the Amendment and to discuss potential revisions to the Plan, Market Development Amounts and performance targets, which are mutually acceptable.

     9. Service. Urologix shall be responsible for service of all existing and future Control Unit placements. No funding for this activity will be provided by BSC, although a portion of the Market Development Amount may be used for this purpose in accordance with the Plan. BSC will make available, at its expense, one qualified technician who will be responsible for fully servicing two (2) European treatment sites reasonably designated by Urologix.

     10. Regulatory Matters; Labeling; and Product Materials. BSC will remain responsible for the following responsibilities under Sections 9 and 18 of the Agreement during the term of the Agreement. Specifically, after consultation with Urologix in accordance with Section 8 hereof, BSC will use commercially reasonably efforts to: (i) maintain all existing regulatory agency approvals which (A) are maintained by BSC as of the effective date of the Amendment as set forth on Exhibit VI hereto, including regulatory approvals in such countries for improvements to existing Products and (B) are required for the marketing and sale of the Products in Europe and those portions of the world where Urologix establishes distributors; (ii) update as required the labeling and manual requirements for each of those countries with respect to which it has provided Urologix information pursuant to Section 9.11 of the Agreement and provide Urologix with that updated information, with appropriate translations; and (iii) provide Urologix with translations of all updated promotional and technical written support materials produced by BSC.

     11. Suspension of Agreement Terms. During the period of time this Amendment is in effect, the applicability of the following portions of the Agreement will be terminated and of no force or effect with respect to the rights and obligations of the parties : 4.1, 4.3, 6.1 through 6.6, 7, 9.1, 9.2, 9.3, 9.4
(except for the last sentence thereof), 9.5, 9.9, 10, 11.2 through 11.5, 18.3,

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

and 19. In the event of any conflict between the terms of the Amendment and the Agreement as amended by the Amendment, the provisions of the Amendment shall govern. In addition, Urologix shall indemnify BSC in a parallel fashion to BSC's indemnification obligations under Section 14.1 of the Agreement.

     12. Breach. In the event of a breach of the Agreement or this Amendment by either party which is not cured within sixty (60) days after written notice of that breach is given by the other party, the non-breaching party may, at any time thereafter, terminate both the Agreement and this Amendment upon written notice given to the breaching party.

     13. Termination. Upon the expiration or termination of this Amendment or the Agreement for any reason, both this Amendment and the Agreement will terminate and, except as provided in this Section 13, neither party will have any further rights or obligations to the other party under either this Amendment or the Agreement, and neither BSC nor Urologix will be liable to the other party for any direct, indirect, collateral, incidental or consequential losses, or other damages, incurred by the other party arising, directly or indirectly, from a breach of this Amendment or the Agreement or the termination of this Amendment and the Agreement. In addition, BSC shall then have the right (i) to cancel any purchase orders issued by BSC for Products after January 1, 1999, without penalty, but only with respect to any Products which have not been shipped by Urologix under those purchase orders, and (ii) to return for refund any Products which are delivered to BSC either within 30 days before or 30 days after the receipt by either party of any notice of termination from the other party. Except as provided by the immediately preceding sentence, BSC must pay Urologix for all Products delivered by Urologix to BSC pursuant to purchase orders accepted by Urologix prior to the expiration or termination of this Amendment. BSC shall have the right to sell to customers in the Territory, or otherwise transfer to customers in the Territory, any Products in its possession at the expiration or termination of the Agreement.

     14. Waiver and Release. Urologix and BSC each hereby waive and release the other party from any liability of whatsoever nature arising from any breach by the other party under the Agreement occurring prior to the effective date of this Amendment.

     15. Entire Agreement. This Amendment is the entire agreement between the parties with respect to this Amendment. It supersedes all previous oral and written arrangements between the parties with respect thereto and is intended as a complete and exclusive statement of the terms of their understanding with respect to this Amendment.

     16. Survival. The provisions of Sections 13 and 14 of this Amendment and all of the sections cited under Section 30 (Survival) of the Agreement, except for Sections 11.2 through

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2

11.6, shall survive the termination of this Amendment and the Agreement and continue thereafter in full force and effect.

     17. Effect of Amendment. Except as modified by this Amendment, the Agreement remains in full force and effect.

     18. Definitions. Capitalized terms in this Amendment have the same meanings as under the Agreement, unless separately defined in this Amendment.

     IN WITNESS WHEREOF, the parties have signed this Amendment as of its effective date.

UROLOGIX, INC.                              BOSTON SCIENTIFIC CORPORATION

By    /s/ Wesley E. Johnson, Jr.            By    /s/ Paul A. LaViolette
  -----------------------------------         -------------------------------
  Its:           CFO                          Its:  President, International
      -------------------------------             ---------------------------
  Dated: March 1, 1999                        Dated: February 26, 1999
        -----------------------------               -------------------------

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                    Exhibit I

             Description of Products Inventory at Beek, Netherlands

                                       and

    [Confidential Treatment Requested] Control Units Described in Section 4.8

Beek Inventory

[Confidential Treatment Requested]

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                   Exhibit II

                                  Current Plan

                       [Confidential Treatment Requested]

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                   Exhibit III

                       Market Development Amount Payments

                       [Confidential Treatment Requested]

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                   Exhibit IV

                                Quarterly Targets

                       [Confidential Treatment Requested]

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                    Exhibit V

                               Expense Categories

                                Under Section 5.1

                       [Confidential Treatment Requested]

                                 Exhibit 10.1 - CONFIDENTIAL TREATMENT REQUESTED
                                                --------------------------------
                          Certain information has been omitted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2


                                   Exhibit VI

                          Existing Regulatory Approvals

               Approved
               --------

               Argentina
               Australia
               Canada
               European Union

               Submitted and Waiting for Approval
               ----------------------------------

               Brazil
               Taiwan
               Korea